                                  Schedule 14A
                                 (Rule 14a-101)
                     Information required in proxy statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ______)


Filed by Registrant [x]
Filed by party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for the Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12


                       INTERNATIONAL SPORTS WAGERING, INC.
                       -----------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount Previously Paid:

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2.  Form, Schedule or Registration Statement No.:

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3.  Filing Party:

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4.  Date Filed:

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

                       INTERNATIONAL SPORTS WAGERING INC.

                         201 Lower Notch Road, Suite 2B,

                         Little Falls, New Jersey 07424

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held on March 22, 2000

                        --------------------------------

         TO THE STOCKHOLDERS:


         NOTICE IS HEREBY GIVEN to the stockholders of INTERNATIONAL SPORTS WAGERING INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Radisson Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, NJ 07004, at 10:00 a.m., local time, on March 22, 2000 for the following purposes:

         1. To elect a board of five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

         2. To approve an amendment to the Company's 1996 Stock Option Plan, to increase by 350,000 the total number of shares of Common Stock authorized for issuance under such Plan from 825,000 shares to 1,175,000 shares;

         3. To ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending September 30, 2000; and

         4. To transact such other and further business as may properly come before the Meeting or any adjournments thereof.


         Only stockholders of record of the Company at the close of business on February 25, 2000 are entitled to notice of and to vote at the Meeting or any adjournments thereof. The stock transfer books will not be closed.


         A copy of the Company's Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 1999 accompanies this notice.


                                             By Order of the Board of Directors,

                                             Barry Mindes
                                             Chairman of the Board of Directors


Little Falls, New Jersey
March 1, 2000

                                RETURN OF PROXIES

         WE HOPE YOU PLAN TO ATTEND THE MEETING IN PERSON, BUT IN ANY EVENT YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY THE STOCKHOLDER AT ANY TIME PRIOR TO THE VOTING OF THE PROXY.

                       INTERNATIONAL SPORTS WAGERING INC.

                                 PROXY STATEMENT

                                     GENERAL

         The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of INTERNATIONAL SPORTS WAGERING INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, New Jersey 07004, on March 22, 2000 at 10:00 a.m., local time, or at any adjournments thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of Proxy are being mailed on or about March 1, 2000, to all stockholders of record of the Company on February 25, 2000. Any Proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the Proxy by delivering a written notice to the Secretary of the Company, by executing and delivering a later dated Proxy or by attending the Meeting and voting in person.

         The management of the Company knows of no business other than that specified in Items 1, 2 and 3 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             SOLICITATION OF PROXIES

         The persons named as proxies are Barry Mindes, Chairman of the Board of the Company, and Bernard Albanese, Director, President and Treasurer of the Company. Shares of the Company's common stock, par value $.001 per share ("Common Stock"), represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder. In the absence of specification, the stock will be voted (i) FOR the election of each of the five persons nominated by the Board to serve as directors, (ii) FOR amendment of the 1996 Stock Option Plan, (iii) FOR the ratification of the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending September 30, 2000 and
(iv) in the discretion of the proxies, on any other business which may properly come before the Meeting.

         The cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to solicitation of proxies by use of the mails, officers and employees of the Company, without extra remuneration, may solicit proxies personally, by telephone or other means of communication. The Company may also request brokerage houses, banking institutions and other custodians, nominees and fiduciaries, with respect to Common Stock held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and may reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

         Only stockholders of record at the close of business on February 25, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournments thereof. On the Record Date, the issued and outstanding securities of the Company entitled to vote at the Meeting consisted of 8,676,326 shares of Common Stock. There was no other class of voting securities outstanding on the Record Date. Each outstanding share of Common Stock is entitled to one vote which may be cast in person or by proxy duly authorized in writing. No shares have cumulative voting rights.

         The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Directors are elected by a plurality of the voting power of the issued and outstanding Common Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on the election of directors. To act on all other matters before or to come before the Meeting, the affirmative vote of the majority of the voting power of the issued and outstanding Common Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on such subject matter will be required.

                               SECURITY OWNERSHIP

         The following table sets forth, as of February 25, 2000, certain information regarding the beneficial ownership of the Company's outstanding Common Stock by (i) each person known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each current director and executive officer of the Company, (iii) each nominee for election as director and (iv) all directors and executive officers as a group. As of February 25, 2000, there were outstanding 8,676,326 shares of the Company's Common Stock. No shares of the Company's Preferred Stock, par value $.001 per share, were outstanding.

Name and Address of Beneficial Owner (1)                   Amount and Nature of
                                                           Beneficial Ownership (2)      Percent of Class (3)
Barry Mindes (4)                                                 3,023,952                       34.9

Mindes Family Limited Partnership                                1,511,523                       17.4

Bernard Albanese (5)                                               366,858                        4.1

The Marie Albanese Trust, Marie Albanese                           302,304                        3.5
 and Christine Albanese, trustees (6)

Fredric Kupersmith (7)                                              62,696                          *

Janet Mandelker (8)                                                 58,661                          *

Harold Rapaport (9)                                                 81,322                          *

Barry Rubenstein (10)                                              593,000                        6.8

Andrew Harbison (11)                                               159,990                        1.8

All directors and executive officers as a group                  3,753,479                       41.0
(6 persons) (12)

---------------------------------------------------------------------------------------------------------------

* Less than 1%

(1) The address of each beneficial owner identified is c/o International Sports Wagering Inc., 201 Lower Notch Road, Suite 2B, Little Falls, NJ 07424, except as indicated in Note 10.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them (see Note 10). A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of options, warrants or convertible securities.
(3) Each beneficial owner's percentage ownership is determined by assuming that
    (i) options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date hereof have been exercised or converted and are outstanding and (ii) 8,676,326 shares of Common Stock are outstanding, before any consideration is given to options, warrants or convertible securities.
(4) Includes 1,511,523 shares held by Mindes Family Limited Partnership, the general partner of which is an entity wholly-owned by Mr. Mindes. Mr. Mindes disclaims beneficial ownership of the shares owned by Mindes Family Limited Partnership to the extent such shares exceed his proportionate interest therein. Does not include shares beneficially owned by Mr. Mindes' daughter, Janet Mandelker, as to which Mr. Mindes disclaims beneficial ownership.
(5) Includes 215,706 shares underlying options held by Mr. Albanese which are exercisable within 60 days of the date hereof.

(6) Marie Albanese and Christine Albanese are the wife and daughter, respectively, of Mr. Albanese. Mr. Albanese disclaims beneficial ownership of the shares of Common Stock held in such Trust.

(7) Includes 43,500 shares underlying options held by Mr. Kupersmith which are exercisable within 60 days of the date hereof.

(8) Represents 58,661 shares underlying options held by Ms. Mandelker which are exercisable within 60 days of the date hereof. Does not include any shares held by Mindes Family Limited Partnership, in which Ms. Mandelker has a beneficial interest. Ms. Mandelker disclaims beneficial interest in shares held by Mindes Family Limited Partnership to the extent such shares exceed her proportionate interest therein.

(9) Includes (i) 52,604 shares underlying options held by Mr. Rapaport which are exercisable within 60 days of the date hereof and (ii) 21,161 shares owned by Rapaport Family Limited Partnership, of which Mr. Rapaport is the General Partner. Mr. Rapaport disclaims beneficial ownership of the shares owned by Rapaport Family Limited Partnership to the extent such shares exceed his proportionate interest therein.

(10) Includes 193,000 shares owned by Woodland Partners, 40,000 shares owned by Brookwood Partners, L.P., 120,000 shares owned by Seneca Ventures and 240,000 shares owned by Woodland Venture Fund. The address for Barry Rubenstein and the investment partnerships of which he or entities controlled by him is general partner is 68 Wheatley Road, Brookville, NY 11545. Woodland Partners is a general partnership, the general partners of which are Barry Rubenstein and Marilyn Rubenstein, his wife. Each general partner shares voting power and dispositive power over the shares of Common Stock owned by Woodland Partners. Brookwood Partners, L.P. is a limited partnership, the general partners of which are Barry Rubenstein and Marilyn Rubenstein, each of whom share voting and dispositive power over the shares of Common Stock owned by Brookwood Partners, L.P. Seneca Ventures and Woodland Venture Fund are each limited parnerships, the general partners of which are Barry Rubenstein and Woodland Services Corp. Barry Rubenstein is the sole shareholder of Woodland Services Corp. Barry Rubenstein and Woodland Services Corp. share voting and dispositive power over the shares of Common Stock owned by Seneca Ventures and Woodland Venture Fund.

(11) Includes 123,714 shares underlying options held by Mr. Harbison which are exercisable within 60 days of the date hereof.

(12) Includes (i) 1,511,523 shares held by Mindes Family Limited Partnership (see Note 4 above), (ii) 21,161 shares held by Rapaport Family Limited Partnership (see Note 9 above) and (iii) an aggregate of 494,185 shares underlying options held by all directors and executive officers as a group which are exercisable within 60 days of the date hereof. Does not include 302,304 shares held by The Marie Albanese Trust (see Note 6 above).

Certain Relationships and Related Transactions


         On January 12, 2000, Barry Rubenstein, investment partnerships in which Mr. Rubenstein or entities controlled by him is general partner and certain other accredited investors (collectively the "Investors") purchased 800,000 shares of the Company's Common Stock (the "Shares"), at a price of $1.25 per share, a total of $1,000,000, in a private transaction that was not registered under the Securities Act of 1933, or amended ("Act"). The Company also agreed as part of the sale of the Shares, that if by April 11, 2000, it did not enter into a transaction (the "Subsequent Transaction") relating to the licensing of its proprietary software and intellectual property, pursuant to which Subsequent Transaction the Company is to receive at least $7.5 million during the period of three years after the date of the Subsequent Transaction, then the Company would either (a) refund to the Investors a total of $520,000 or (b) deliver to the Investors a total of 866,667 additional shares (the "Additional Shares"). The Company was required to determine, by no later than February 11, 2000, which of the foregoing alternatives it would elect if the Subsequent Transaction did not occur. On February 10, 2000, the Company informed the Investors that it had elected option (a) above. The Company also agreed to promptly file a Registration Statement with the Securities and Exchange Commission ("SEC") in order to register the Shares under the Act. The Company believes that it was in the best interests of the Company and its stockholders to enter into this transaction because the proceeds of this transaction plus the Company's existing resources (a) provide the Company with the funds necessary to continue its business and its research and development activities while pursuing negotiation of domestic and international licensing opportunities; and (b) help the Company in its attempt to meet the Net Tangible Asset requirement for continued listing of the Company's Common Stock on NASDAQ (Small Cap).

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominations and Election of Directors

         The Board has nominated Bernard Albanese, Fredric Kupersmith, Barry Mindes, Janet Mandelker and Harold Rapaport (all of whom are members of the present Board of the Company and all of whom have been elected for a term ending at the Meeting) to serve as directors of the Company until the Company's 2001 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

         Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such persons as the Board may recommend. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Information Covering Nominees

         The following table sets forth the names of the nominees and certain information with regard to each nominee.

         Name                       Age    Position with the Company
         ----                       ---    -------------------------
         Barry Mindes               68     Chairman of the Board and Secretary

         Bernard Albanese           52     President, Treasurer (Chief Financial
                                           Officer) and Director

         Fredric Kupersmith (1)     66     Director

         Janet Mandelker (2)        32     Director

         Harold Rapaport (1)(2)     77     Director

--------------------------------------------------------------------------------
(1) Member of the Audit Committee
(2) Member of the Stock Option Committee

         Barry Mindes is the founder of the Company and has served as Chairman of the Board of the Company since inception. Since December 1998, he has also served as Secretary of the Company. From inception through August 1996, he also served as Chief Executive Officer, President and Secretary of the Company, and from inception to July 1995, he also served as Treasurer of the Company. Mr. Mindes founded Systems Enterprises Inc., a predecessor to the Company, in December 1992, and from its inception until its merger with the Company in May 1995, served as its only officer, director and stockholder.

         Bernard Albanese has served as President of the Company since September 1996, as Treasurer since July 1995, as Vice President-Systems from July 1995 until August 1996, and as a director since October 1996. From 1993 to 1995, Mr. Albanese was Vice President--Operations of Advanced Data Systems Inc., a provider of medical-related computer systems, in which position he was responsible for all installation, training and telephone support for an installed base of over 1,000 customers.

         Fredric Kupersmith has served as a director of the Company since October 1996. Since 1977, Mr. Kupersmith has been President of Polsim Consultants Inc., a private company that provides consulting services in communications, computer and television systems. From 1971 to 1992, Mr. Kupersmith held various executive positions at New York City Off-Track Betting Corporation, including Vice President of Computers and Communications Systems.

         Janet Mandelker has served as a director of the Company since July 1995. Since March 1999, she has been pursuing graduate studies. From June 1998 until March 1999, she was an independent consultant. From December 1997 until June 1998, Ms. Mandelker served as a financial analyst with DePuy ACE Medical Company. From October 1996 through November 1997, she was an independent consultant. From 1992 until October 1996, Ms. Mandelker served as Assistant Managing Director of KuwAm Corporation, a private investment firm.

         Harold Rapaport has served as a director of the Company since July 1995. Mr. Rapaport is an electronics, communications and computer executive with over 40 years experience in management, technology and marketing. He is President of Rapaport Associates, management consultants to high technology businesses. From 1982 until 1995, he was Chairman of Control Transaction Corporation, a manufacturer of computer-based point of sale systems. Mr. Rapaport served as Chairman of the Board of RE Harrington Inc. from 1987 to 1996, when it was acquired by Health Plan Services Inc.

         All directors hold their office until the next annual meeting of stockholders of the Company and until their respective successors are elected and qualified. There are no family relationships between any of the directors or executive officers of the Company except that Barry Mindes is the father of Janet Mandelker.

Information Concerning the Board of Directors and Committees

         The business and affairs of the Company are managed by the Board, which met four times and acted by unanimous written consent numerous times during the fiscal year ended September 30, 1999. During such fiscal year, all current directors attended all of the meetings of the Board and the Committees on which they served except for Janet Mandelker, who was unable to attend one meeting of the Board. The Board maintains two standing committees: the Audit Committee and the Stock Option Committee.

         The Audit Committee, consisting of Fredric Kupersmith and Harold Rapaport, has authority to recommend annually to the Board the engagement of the Company's independent public accountants and to review the independence of the accounting firm, the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Board of Directors has not adopted a written charter for the Audit Committee. The members of the Audit Committee are independent as defined by the rules of the National Association of Securities Dealers. The Audit Committee held no meetings during the fiscal year ended September 30, 1999, but acted by unanimous written consent shortly after the end of such fiscal year in order to approve the retention of KPMG LLP as the Company's independent public accountants for the fiscal year ending September 30, 2000.

         The Stock Option Committee, consisting of Janet Mandelker and Harold Rapaport, has authority to administer the Company's 1996 Stock Option Plan, and in this capacity determines the persons to whom options should be granted under such Plan and the number of options to be granted to such persons. The Stock Option Committee held one meeting during the fiscal year ended September 30, 1999, and acted by unanimous written consent numerous times during such year.

         The Company does not have a nominating or a compensation committee.

                      EXECUTIVE OFFICERS AND KEY PERSONNEL

         Set forth below is certain information, as of February 25, 2000, regarding the executive officers and key personnel of the Company.

         Name                       Age    Position with the Company
         ----                       ---    -------------------------
         Barry Mindes               68     Chairman of the Board and Secretary

         Bernard Albanese           52     President, Treasurer (Chief Financial
                                           Officer)and Director

         Andrew Harbison            41     Vice President-Software Development

         Information with regard to Mr. Mindes and Mr. Albanese is set forth under "Information Covering Nominees."

         Andrew Harbison has served as Vice President-Software Development of the Company since October 1996. From June 1995 to October 1996, Mr. Harbison served as Manager of Software Development of the Company. From 1993 to 1995, Mr. Harbison served as Vice President of Programming of Infomed Holdings, Inc., in which position he was in charge of the programming and data conversion department consisting of 25 individuals involved in developing computer systems for medical billing, clinical records and managed care systems.

         In addition to the above, Sidney Diamond served as General Manager-Nevada Operations of the Company from February 1997 until May 1999, when he left the employ of the Company. For five years prior thereto, Mr. Diamond was in charge of the race and sports book operations at Excalibur Hotel and Casino in Las Vegas, Nevada.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended September 30, 1999, 1998 and 1997 to Barry Mindes, the Company's Chairman of the Board and Principal Executive Officer, and to each of the most highly compensated executive officers and key personnel, whose annual base salary and bonus compensation exceeded $100,000.

                           Summary Compensation Table

                                               Annual Compensation                         Long Term Compensation
                                               -------------------                         ----------------------
                                                                                         Awards           Payouts
                                                                                         ------           -------
                                                                                       Securities
Name and Principal Position                                        Other Annual        Underlying        All Other
                               Year    Salary($)      Bonus      Compensation (1)        Options        Compensation
                                          ($)          ($)              ($)                (#)              ($)
Barry Mindes                   1999     166,250        -0-          15,690(2)             -0-               -0-
Chairman of the Board          1998     127,500        -0-          19,600(2)             -0-               -0-
                               1997     115,000      100,000        25,122(2)             -0-               -0-

Bernard Albanese               1999     152,500        -0-            -0-               45,000(3)           -0-
President and Treasurer        1998     150,000        -0-            -0-               80,000(3)           -0-
                               1997     137,008       25,000          -0-               80,000              -0-

Sidney Diamond                 1999     102,408        -0-            -0-                 -0-               -0-
General Manager-Nevada         1998     200,000        -0-            -0-              100,000(3)           -0-
Operations (4)                 1997     132,308        -0-            -0-              100,000              -0-

Andrew Harbison                1999     122,423        -0-            -0-               30,000(5)           -0-
Vice President-Software        1998     104,606        6,694          -0-               30,000(5)           -0-
Development                    1997      96,528       10,000          -0-               30,000              -0-

--------------------------------------------------------------------------------------------------------------------

(1) Excludes personal benefits which did not exceed the lesser $50,000 or 10%, on annual basis, of such person's salary and bonus.
(2) Represents benefits attributable to the Company's payments or reimbursements for lease of a car (approximately $7,220 in the fiscal year ended September 30, 1999, $11,330 in the fiscal year ended September 30, 1998 and $10,300 in the fiscal year ended September 30, 1997, other expenses relating to such car, life insurance premiums ($6,746 in the fiscal year ended September 30, 1999), medical insurance and related expenses and certain other perquisites.
(3) On December 21, 1998, Mr. Albanese was granted options to purchase 45,000 shares of Common Stock at $1.41 per share, the fair market value of the Company's Common Stock on that date. On March 16, 1998, Mr. Albanese and Mr. Diamond were granted options to purchase 80,000 and 100,000 shares of Common Stock, respectively, at an exercise price of $0.72 per share, the fair market value of the Common Stock on such date, upon the surrender of options to purchase a similar number of shares previously granted to them at a higher exercise price.

(4) Mr. Diamond became an officer of the Company in February 1997. The salary shown for Mr. Diamond includes a base salary at the rate of $100,000 per annum plus a non-refundable draw of $100,000 per annum, against certain commissions to which he might have become entitled. Mr. Diamond left the employ of the Company on May 21, 1999.

(5) On December 21, 1998 Mr. Harbison was granted options to purchase 30,000 shares of the Company's Common Stock at $1.41 per share, the fair market value of the Company's Common Stock on that date. On February 23, 1998, Mr. Harbison was granted an option to purchase 30,000 shares of Common Stock at an exercise price of $0.672 per share, the fair market value of the Common Stock on such date, upon the surrender of options to purchase a similar number of shares previously granted to him at a higher exercise price.

Stock Option Tables

                        Option Grants in Last Fiscal Year

         The following tables sets forth for the fiscal year ended September 30, 1999, the options to purchase Common Stock granted to the executives named below.

                                                     Individual Grants

                                                     Percent of Total
                             Number of Securities    Options Granted to
                             Underlying Options      Employees in Fiscal       Exercise Price
Name                         Granted                 Year (1)                  ($/Sh) (2)        Expiration Date
-----------------------------------------------------------------------------------------------------------------------
Barry Mindes, Chairman of
the Board                             -0-                      -0-                   ___                  ___

Bernard Albanese,
President and Treasurer            45,000 (3)                  23.6                  1.41          December 20, 2008

Sidney Diamond, General
Manager-Nevada Operations             -0-                      -0-                   ___                  ___

Andrew Harbison,
Vice President-Software
Development                        30,000 (3)                  15.7                  1.41          December 20, 2008

-----------------------------------------------------------------------------------------------------------------------

(1) During the fiscal year ended September 30, 1999, the Company granted a total of 191,000 options to employees under the 1996 Stock Option Plan. This number was used in calculating the percentages set forth above.
(2) The exercise price is equal to the fair market value of the Common Stock on the date of the grant of such options.
(3) Represents options granted on December 21, 1998, which vest in three equal annual installments, commencing on the first anniversary of the date of grant (see Notes 3 and 5 to Summary Compensation Table).

       Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End
                                  Option Values

         The following table sets forth, as of September 30, 1999, information concerning outstanding options to purchase Common Stock held by the executives named below.

                                                              Number of Securities          Value of Unexercised
                                                             Underyling Unexercised         "In-the Money" Options
                                                           Options at September 30, 1999    at September 30, 1999(1)
                                                           -------------------------------------------------------
                           Shares
                           Acquired on   Value Realized
                           Exercise      (2)                Exercisable   Unexercisable Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Barry Mindes
Chairman of the Board          -0-             -0-              -0-           -0-           -0-           -0-

Bernard Albanese
President and Treasurer        -0-             -0-            151,367       139,900       $16,122        $9,485

Sidney Diamond
General Manager-Nevada
Operations                    33,000         $23,745            -0-           -0-           -0-           -0-

Andrew Harbison
Vice President-Software
Development                    -0-             -0-            103,714        50,000       $11,667        $3,810

-----------------------------------------------------------------------------------------------------------------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the Common Stock on such date exceeds the exercise price of the option. The last sales price of the securities underlying the options on September 30, 1999, was $0.8125 per share.
(2) Value realized is the closing market price of the Common Stock on the date of exercise less the option price, multiplied by the number of shares acquired, or that could be acquired, on exercise.

Employment Agreements

         The Company entered into a one-year employment agreement with Barry Mindes dated as of July 1, 1999, for the period from July 1, 1999 through June 30, 2000, pursuant to which (i) Mr. Mindes receives a base salary of not less than $170,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) six weeks of vacation each year; and (v) severance equal to one year's base salary and continuation of fringe benefits at the end of the term of the Agreement. In the event that, during the term (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement), or his employment terminates as a result of his death or disability, he or his representative is entitled to continued payment of his base salary and benefits for a period of one year. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company during the term, followed by termination of his employment either (i) by the Company, other than as a result of death or disability or for cause, or (ii) by him for "good reason" (as defined in the Agreement), he is entitled to continued payment of base salary and benefits until the end of the term, but not for less than six months. In addition, Mr. Mindes is entitled to payment of such severance if, after a change of control, he elects voluntarily to terminate his employment with the Company. Mr. Mindes is also entitled, at the Company's expense, to the use of a leased automobile, including all operating, maintenance and insurance expenses. In addition, in lieu of participating in the health insurance program provided by the Company, Mr. Mindes may elect to participate in other health insurance (including Medicare), in which case the Company shall pay or reimburse him for (i) any deductible or co-payments required to be paid by him, (ii) any medical or hospitalization costs not reimbursed to him by such other health insurance (and/or Medicare) and (iii) the premiums for his existing life insurance policies in the amount of $200,000, provided that the aggregate payment to which he shall be entitled for all of the foregoing during the term of the Agreement shall not exceed $13,400.

         The Company entered into a two-year employment agreement with Bernard Albanese dated as of July 1, 1998, for the period from July 1, 1998 through June 30, 2000, pursuant to which (i) Mr. Albanese receives a base salary of not less than $150,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance as may be provided to other executives of the Company; and (iv) severance equal to six months' base salary (one year's base salary after reaching age 55) in the event (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement) or if his employment terminates as a result of his death or disability during the term or after the term but while he continues to be employed by the Company, or (c) upon expiration of the term of the Agreement without the Agreement being renewed or replaced. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company, followed by termination of his employment either (i) by the Company, other than as a result of death or disability or for cause, or (ii) by him for "good reason" (as defined in the Agreement), he is entitled to (a) if termination occurs during the term, continued payment of base salary and benefits until the end of the term but not for less than six months, or (b) if termination occurs after the term, but while he is still employed by the Company, payment of six months' base salary and benefits. The Agreement also provides that if his employment terminates for any reason whatsoever, including his death or disability, other than by the Company for cause or by him voluntarily (other than as permitted by the Agreement), all stock options theretofore granted to him which have not become exercisable shall vest and become exercisable and remain exercisable in accordance with the Company's 1995 and 1996 Stock Option Plans and related stock option agreements. Mr. Albanese's current base salary is $160,000 per annum.

         Each of Messrs. Mindes and Albanese have entered into agreements restricting competitive activities for 12 months following termination of their employment and prohibiting disclosure of confidential information of the Company.

         On February 3, 1997 the Company entered into a three-year employment agreement with Sidney Diamond, pursuant to which Mr. Diamond served the Company in the capacity as General Manager-Nevada Operations. During the term of the agreement, Mr. Diamond received an annual base salary of $100,000, and during the first two years of the term an additional non-refundable draw at the rate of $100,000 per year against certain commissions to which he might have become entitled. In the third year of the term, he was entitled to certain commissions earned by him as specified in the Agreement. Mr. Diamond was entitled to severance equal to six months' base salary if the Company terminated his employment without cause during the term. As an integral part of the employment agreement, the Company loaned to Mr. Diamond $100,000, which loan accrued no interest and was repayable in bi-weekly installments such that during the first year of the term $50,000 was repaid and during each of the second and third years of the term $25,000 would be repaid to the Company. If Mr. Diamond's employment had been terminated by the Company other than as a result of his death, disability or for cause, prior to the end of the term, the unpaid balance of the loan was to be forgiven. During the fiscal year ended September 30, 1999, the largest amount that was outstanding on this loan was $33,687. Mr. Diamond left the employ of the Company on May 21, 1999. Shortly after he left the Company's employ, the remaining balance of the loan was repaid.

Director Compensation

         Prior to October 1, 1998, outside directors did not receive any cash compensation for their services as members of the Board or Committees of the Board, although they were reimbursed for their out-of-pocket expenses incurred in attending Board and Committee meetings. Effective as of October 1, 1998, the Company pays each outside director $1,000 for each Board meeting attended, up to a maximum of $4,000 per fiscal year. The Company also compensates outside directors by means of grants of options at fair market value on the date of grant. During the fiscal year ended September 30, 1999, each of the outside directors, Mr. Kupersmith, Ms. Mandelker and Mr. Rapaport, were granted options to purchase 24,000 shares of the Company's Common Stock at a price equal to the fair market value of such shares on the date the options were granted. Each of such outside directors have been granted options in prior fiscal years, all of which have been described in proxy statements previously furnished to the Company's stockholders (see "Security Ownership").

            PROPOSAL NO. 2 - AMENDMENT OF THE 1996 STOCK OPTION PLAN

         The Company has two stock option plans pursuant to which options to purchase Common Stock may be granted and under which options are currently outstanding. The 1995 Stock Option Plan, as amended (the "1995 Plan") and the 1996 Stock Option Plan, as amended (the "1996 Plan," collectively the "Plans"). As of February 25, 2000, there were (a) 533,195 options outstanding and 32,805 options available for grant under the 1995 Plan and (b) 728,667 options outstanding and 45,667 options available for grant under the 1996 Plan.


         Stockholders are requested to approve an amendment to the 1996 Plan to increase the number of shares of Common Stock authorized for issuance under the 1996 Plan by 350,000 shares, from a total of 825,000 shares to 1,175,000 shares.

The purpose of the increase is to ensure that the Company can continue to grant stock options to officers, directors, employees and consultants at levels determined appropriate by the Board of Directors and the Stock Option Committee. The Company believes that its ability to continue to provide attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company believes the grant of stock options encourages employees to build long-term stockholder value. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 1996 Plan.

         The following is a summary of the material provisions of the 1995 and 1996 Plans, as heretofore amended, and are qualified in their entirety by the specific language of each Plan, which Plans have been previously filed with the SEC.

         1996 Stock Option Plan. In October 1996, the Board adopted and the stockholders approved the 1996 Plan which authorized the grant of options to purchase up to 825,000 shares of Common Stock. The purpose of the 1996 Plan is to attract and retain exemplary employees, agents, consultants and directors. As of February 25, 2000, options to purchase 728,667 shares were outstanding, options to purchase 50,666 shares had been exercised and options to purchase 45,667 shares remained available for grant. The shares subject to and available under the 1996 Plan may consist, in whole or in part, of authorized but unissued shares of Common Stock or treasury stock not reserved for any other purpose. Any shares subject to an option that terminates, expires or lapses for any reason, and any shares purchased pursuant to an option and subsequently repurchased by the Company pursuant to the terms of the option, shall again be available for grant under the 1996 Plan.

         The 1996 Plan provides for the grant of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code, as amended ("Code")) and non-qualified stock options ("NQSOs") at the discretion of the administrator of the 1996 Plan. The Stock Option Committee administers the 1996 Plan. Subject to the terms of the 1996 Plan, the Board determines the terms and conditions of options granted under the 1996 Plan. Options granted under the 1996 Plan are evidenced by written agreements which contain such terms, conditions, limitations and restrictions as the Board deems advisable and which are not inconsistent with the 1996 Plan. ISOs may be granted to individuals who, at the time of grant, are officers or other employees of the Company. NQSOs may be granted to individuals who, at the time of grant, are employees, directors, officers, agents or consultants of the Company whether or not such agents or consultants are employees of the Company. The 1996 Plan provides that the Board must establish an exercise price for ISOs that is no less than the fair market value per share of the Common Stock at the date of grant. The exercise price for NQSOs shall be determined by the Board .

         Options under the 1996 Plan may provide for the payment of the exercise price by (i) delivery of cash or a check payable to the order of the Company,
(ii) "cashless exercises" (delivery of shares of stock of the Company having a fair market value equal to the exercise price), or (iii) any combination of (i) and (ii).

         To the extent that the aggregate fair market value, as of the date of grant, of the shares into which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the ISO will be treated as an NQSO. In addition, if an optionee owns more than 10% of the Company's stock at the time such optionee is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years. Options granted under the 1996 Plan may not be exercisable for terms in excess of 10 years from the date of grant. No options may be granted under the 1996 Plan later than 10 years after the 1996 Plan's effective date.

         Options granted under the 1996 Plan to officers, directors, employees or consultants of the Company generally may be exercised only while the optionee is employed or retained by the Company or within one year after termination of the optionee's employment or consulting relationship by reason of death or permanent disability, and three months after termination for any other reason except termination for cause (unless such options expire sooner by their terms). Options are nontransferable, except by will or the laws of descent and distribution.

         The number and price of shares of Common Stock covered by each option, the total number of options that may be granted under the Plan and the maximum number of options that may be granted to any optionee will be proportionately adjusted to reflect any stock dividend, stock split or other recapitalization of the Company.

         In addition, unless otherwise determined by the Board in its discretion, upon (i) any merger or consolidation of the Company pursuant to which the stockholders receive cash or securities of another corporation and less than a majority of the outstanding stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (ii) a sale to another entity of all or substantially all of the assets of the Company, or (iii) a "change of control" of the Company (as defined), the Company shall, or shall cause such surviving corporation or the purchaser of the Company's assets, to deliver to the optionees the same kind of consideration that is delivered to the stockholders of the Company as a result of such merger, consolidation, sale or change of control, or the Board may cancel all outstanding options in exchange for consideration in cash or marketable securities, which consideration shall be equal in value to the value of the securities the optionee would have received had the option been exercised, less the exercise price therefor. The Board also has the right to accelerate the exercisability of options upon the occurrence of any such merger, consolidation, sale or change of control.

         The Board may amend the Plans as it deems advisable provided that the Board may not, without stockholder approval, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plans.

         1995 Stock Option Plan. In May 1995, the Board adopted and the stockholders approved the 1995 Plan. The 1995 Plan is substantially similar to the 1996 Plan, except that it is administered by the Board and that there were 649,948 shares of Common Stock authorized for issuance pursuant to options which may be granted thereunder, of which, as of February 25, 2000, options to purchase a total of 533,195, shares were outstanding, 83,948 options had been exercised and options to purchase 32,805 shares were available for grant.

         The specific benefits or amounts which have been or which may be received by directors, officers and employees under the 1995 Plan and 1996 Plan, to the extent determinable as of February 11, 2000, are as follows:

                                            1995 Plan Benefits                            1996 Plan Benefits
                                            ------------------                            ------------------
Name and Position              Dollar Value ($)(1)    Number of Shares       Dollar Value ($)(1)    Number of Shares(2)
-----------------              -------------------    ----------------       -------------------    -------------------
Barry Mindes                           - 0 -                  - 0 -                  - 0 -                  - 0 -

Bernard Albanese                      18,206                 166,267                 14,900                 140,000

Andrew Harbison                       10,262                  93,714                  7,215                  54,000

Executive Officer Group               28,468                 259,981                 22,115                 194,000
(3 persons)

Fredric Kupersmith                     - 0 -                  - 0 -                   1,804                  19,500

Janet Mandelker                        2,317                  21,161                  1,249                  13,500

Harold Rapaport                        1,490                  13,604                  1,387                  15,000

Executive Director Group               3,807                  34,765                  4,440                  48,000
(3 persons)

Non-Executive Officer Group           11,497                 104,990                 29,384                 227,667
(11 persons)

-----------------------------------------------------------------------------------------------------------------------

(1) Dollar value of options equals the fair market value of the shares at September 30, 1999 ($0.8125) less the option exercise price, multiplied by the number of options held by such person or group, whether or not such options were fully vested and exercisable. These benefits are hypothetical since the dollar value realized is based upon the last sales price of the Company's Common Stock on NASDAQ (Small Cap) on September 30, 1999 ($0.8125 per share), the last day of its last fiscal year. The amount actually realized upon exercise of any option and the sale of the shares issuable upon exercise of such options, could be higher or lower than the amounts set forth as in this table. The closing price of the Company's Common Stock on February 11, 2000 was $4 per share. Had that price been used, the benefits realized as shown in the table would have been substantially higher.
(2) Excludes the following options that are not in-the-money based upon the final sales price of the Company's Common Stock on September 30, 1999 ($0.8125): Mr. Albanese - 45,000; Mr. Harbison - 30,000; Mr. Kupersmith -24,000; Ms. Mandelker - 24,000; Mr. Rapaport -24,000; and Non-Executive Officer Group - 140,000.

Federal Income Tax Consequences

         The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Plans and with respect to the exercise of options and sale of Common Stock under the Plans.

         Incentive Stock Options. In general, an optionee will not recognize regular taxable income upon the grant or exercise of an ISO. Instead, an optionee will recognize taxable income with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO ("ISO Stock"). The exercise of an ISO may, however, subject the optionee to the alternative minimum tax.

         Generally, the tax consequences of selling ISO Stock will vary with the length of time that the optionee has owned the ISO Stock at the time it is sold. If the Optionee sells the ISO Stock after having owned if for at least two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize a long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

         If the optionee sells ISO Stock for more than the exercise price, prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the optionee will be ordinary compensation income and the remaining gain, if any, will be a capital gain. The capital gain will be a long-term capital gain if the optionee has held the ISO Stock for more than one year prior to the date of sale.

         If the optionee sells ISO Stock for less than the exercise price, then the optionee will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the optionee has held the ISO Stock for more than one year prior to the date of sale.

         Non-Qualified Stock Options. As in the case of an ISO, an optionee will not recognize taxable income upon the grant of an NQSO. Unlike the case of an ISO, however, an optionee who exercises an NQSO generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the NQSO ("NQSO Stock") on the Exercise Date over the exercise price.

         With respect to any NQSO Stock, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the NQSO. Upon selling NQSO Stock, an optionee generally will recognize a capital gain or loss in an amount equal to the excess of the sale price of the NQSO Stock over the optionee's tax basis in the NQSO Stock. This capital gain or loss will be a long-term gain or loss if the optionee has held the NQSO Stock for more than one year prior to the date of the sale.

         Tax Consequences to the Company. The grant of an option under the Plans will have no tax consequences to the Company. Moreover, in general, neither the exercise of an ISO nor the sale of any Common Stock acquired under the Plans will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the Plans, including as a result of the exercise of an NQSO or a Disqualifying Disposition.

       THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT OF THE 1996 PLAN
   IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE
           RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                   PROPOSAL NO. 3 - RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board and the Audit Committee have approved the engagement of KPMG LLP as the independent public accountants for the Company for the fiscal year ending September 30, 2000. KPMG LLP has served as the Company's independent public accountants since 1996. The Board considers KPMG LLP to be well qualified for the function of serving as the Company's independent public accountants.

         Unless otherwise specified, shares represented by proxies will be voted for the ratification of KPMG LLP as the independent public accountants for the Company. If the stockholders do not so approve, the selection of independent public accountants will be reconsidered by the Board.

         Representatives of KPMG LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                                 OTHER BUSINESS

         Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying Proxy will vote such Proxy in their discretion.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the SEC. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied with these requirements during the fiscal year ended September 30, 1999, except that Sidney Diamond, formerly the General Manager, Nevada Operations, filed one Form 4 with respect to the sale of shares of the Company's Common Stock, approximately 10 days late. Mr. Diamond left the employ of the Company in May 1999.

                                  ANNUAL REPORT

         The Annual Report of the Company on Form 10-KSB/A for the fiscal year ended September 30, 1999, including financial statements but excluding exhibits, is being furnished herewith to stockholders of record of the Company on the Record Date. The Annual Report does not constitute a part of the proxy soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Any stockholder desiring to present proposals to stockholders at the 2001 Annual Meeting of the Company must transmit such proposal to the Company in writing and such proposal must be received by the Secretary of the Company at its offices no later than October 31, 2000. All such proposals should be in compliance with applicable SEC regulations.

                                              By Order of the Board of Directors


                                              Barry Mindes
                                              Chairman of the Board

A copy of the Company's Annual Report on Form 10-KSB/A for the year ended September 30, 1999, including financial statements and schedules thereto filed with the SEC, is available without charge to stockholders upon written request addressed to Bernard Albanese, International Sports Wagering Inc., 201 Lower Notch Road, Suite 2B, Little Falls, New Jersey 07424.

                       INTERNATIONAL SPORTS WAGERING INC.
             201 Lower Notch Road, Suite 2B, Little Falls, NJ 07424

         PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 22, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRCTORS

         The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of INTERNATIONAL SPORTS WAGERING INC. held of record by the undersigned on February 25, 2000, at the Annual Meeting of Stockholders of INTERNATIONAL SPORTS WAGERING INC., on March 22, 2000 at 10:00 a.m., local time, or at any adjournments thereof.

(1) Election Directors

[ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to vote for all
(except as indicated otherwise below)     nominees listed below

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.
NOMINEES: Bernard Albanese, Fredric Kupersmith, Janet Mandelker, Barry Mindes and Harold Rapaport
WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2) To approve an amendment to 1996 Stock Option Plan, to increase by 350,000       FOR         AGAINST        ABSTAIN
the total number of shares of Common Stock authorized for issuance under the        [ ]           [ ]            [ ]
Plan, from 825,000 shares to 1,175,000 shares.

(3) To ratify the selection of KPMG LLP as the Company's independent public         FOR         AGAINST        ABSTAIN
accountants for the fiscal year ending September 30, 2000.                          [ ]           [ ]            [ ]


(4) In their discretion, the Proxies are authorized to vote upon such other         FOR         AGAINST        ABSTAIN
business as may properly come before the meeting or any adjournments thereof.       [ ]           [ ]            [ ]

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                      Date:_______________________________, 2000


                                      Stockholder:______________________________


                                      __________________________________________
                                      Signature


                                      __________________________________________
                                      Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMTLY USING THE ENCLOSED
ENVELOPE.

                       INTERNATIONAL SPORTS WAGERING INC.

                             1996 STOCK OPTION PLAN

                          (As Amended January 26, 2000)

                       INTERNATIONAL SPORTS WAGERING INC.
                             1996 STOCK OPTION PLAN

                                Table of Contents

                                                                            Page
                                                                            ----


1.   Purpose of the Plan.......................................................1

2.   Stock Subject to the Plan.................................................1

3.   Administration of the Plan................................................1

4.   Type of Option............................................................2

5.   Eligibility...............................................................2

6.   Restrictions on Options...................................................3

7.   Option Agreement; Disqualifying Dispositions..............................3

8.   Option Price..............................................................4

9.   Manner of Payment; Manner of Exercise.....................................4

10.  Exercise of Options.......................................................5

11.  Term of Options; Exercisability...........................................5

12.  Transferability...........................................................6

13.  Recapitalization, Reorganizations and the Like............................7

14.  No Special Employment Rights..............................................8

15.  Withholding...............................................................8

16.  Restrictions on Exercise of Options and Issuance of Shares................8

17.  Purchase for Investment; Rights of Holder on Subsequent Registration......9

18.  Loans.....................................................................9

19.  Modification of Outstanding Options......................................10

20.  Approval of Board and Stockholders.......................................10

21.  Termination and Amendment of Plan........................................10

22.  Duties of the Company....................................................10

23.  Limitation of Rights in the Option Shares................................11

24.  Governing Law............................................................11

25.  Notices..................................................................11

26.  Headings.................................................................11

                       INTERNATIONAL SPORTS WAGERING INC.
                             1996 STOCK OPTION PLAN
                          (As Amended January 26, 2000)

1. Purpose of the Plan.

         The purpose of the International Sports Wagering Inc. 1996 Stock Option Plan (the "Plan") is to advance the interests of International Sports Wagering Inc., a Delaware corporation (the "Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder (the "Regulations"). Such employees, agents and directors of, and consultants to, the Company or any subsidiary are hereinafter referred to individually as an "Eligible Person" and collectively as "Eligible Persons". By providing an opportunity for such stock ownership, the Company seeks to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business.

2. Stock Subject to the Plan.

         (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, having no par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan (the "Options") shall be 825,000, subject to adjustment as provided in Section 13 hereof.

         (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

         (c) Common Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other conditions or restrictions as shall be determined by the Board of Directors of the Company (the "Board").

         (d) The maximum number of Options that may be granted to any Eligible Person during any calendar year is 300,000.

3. Administration of the Plan.

         (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter affecting any Option granted or to be granted to himself or herself under the Plan; provided, however, that nothing contained herein shall be deemed to prohibit a member of the Board from acting upon any matter generally affecting the Plan or any Options granted thereunder. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of the Common Stock only as provided in the Plan, and shares shall be issued upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to determine the Eligible Persons who shall be issued Options, the times when Options shall be granted and within which they may be exercised, the prices at which Options shall be exercised, the number of shares of Common Stock to be subject to each Option and whether an Option shall be treated as an incentive stock option or a non-qualified stock option. The Board shall also have the authority, subject to the express provisions of the Plan, to amend the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, to construe the respective option agreements and the Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, the maximum aggregate number of Options that may be granted to any Eligible Person during any one-year period shall not exceed 300,000. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting solely of two or more "Non-Employee Directors" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee. The existence of such a committee shall not affect the power or authority of the Board to administer the Plan. For the purposes of the Plan, the term "Non-Employee Director" shall have the meaning ascribed to it in paragraph (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

4. Type of Option.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Code or non-qualified stock options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified stock options automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422 of the Code.

5. Eligibility.

         Options designated as incentive stock options may be granted only to Eligible Persons who are officers or employees of the Company or of any subsidiary. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified stock options may be granted to any Eligible Person.

         The Board shall take into account such factors as it may deem relevant in determining the number of shares of Common Stock to be included in an Option to be granted to any Eligible Person.

6. Restrictions on Options.

         Incentive stock options (but not non-qualified stock options) granted under this Plan shall be subject to the following restrictions:

         (a) Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In determining the fair market value under this clause
(a), the provisions of Section 8 hereof shall apply. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

         (b) Ten Percent Stockholder. If any Eligible Person to whom an incentive stock option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

                  (i) The Option price per share subject to such Options shall be not less than 110% of the fair market value of the shares of Common Stock with respect to which Options are granted (determined as of the date such Option was granted). In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

                  (ii) The Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

7. Option Agreement; Disqualifying Dispositions.

         (a) Each Option shall be evidenced by an option agreement, in a form approved from time to time by the Board (the "Agreement"), duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee.

         (b) If an optionee makes a "disposition" (within the meaning of Section 424(c) of the Code) of shares of Common Stock issued upon exercise of an incentive stock option within two years from the date of grant or within one year from the date the shares of Common Stock are transferred to the optionee, the optionee shall, within ten days of disposition, notify the Board and deliver to it any withholding and employment taxes due. However, if the optionee is a person subject to Section 16(b) of the Exchange Act, delivery of any withholding and employment taxes due may be deferred until ten days after the date any income on the disposition is recognized under Section 83 of the Code. The Company may cause a legend to be affixed to certificates representing shares of Common Stock issued upon exercise of incentive stock options to ensure that the Board receives notice of disqualifying dispositions.

8. Option Price.

         (a) The Option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board.

         (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price or prices of shares of the Company's Common Stock designated as incentive stock options shall be at least the fair market value of such Common Stock on the date the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

         (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if there are no such sales on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" prices, if any, as reported in the National Association of Securities Dealers National Daily Quotation Service for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with Section 422 of the Code.

9. Manner of Payment; Manner of Exercise.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value (at the date of exercise) equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof.

         (b) To the extent that an Option is exercisable, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 9(a) hereof. No exercise of an Option may be made for fewer than 100 full shares of Common Stock unless such exercise is made for the entire fractional amount of a share remaining to be purchased pursuant to such Option. Upon such exercise, delivery of a certificate for paid-up, non-assessable shares shall be made by the Company to the person or persons exercising the Option within 20 business days after receipt of such notice by the Company.

10. Exercise of Options.

         Each Option granted under the Plan shall, subject to Sections 11(b), 13 and 16 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that except as otherwise provided pursuant to the provisions of Section 6(b) hereof, no Option granted under the Plan shall have a term in excess of ten years from the date of grant.

11. Term of Options; Exercisability.

         (a) Term.

                  (i) Each Option shall expire on a date determined by the Board which is not more than ten years from the date of the granting thereof, except
(a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and
(b) for earlier termination as herein provided.

                  (ii) Except as otherwise provided in this Section 11, an Option granted to any optionee who ceases to be an Eligible Person for any reason shall terminate on the earlier of (i) three (3) months after the date such optionee ceased to be an Eligible Person, or (ii) the date on which the Option expires by its terms.

                  (iii) If an optionee ceases to be an Eligible Person because the Company has terminated his or her status with the Company for cause (as such term is defined in any employment or similar agreement between such optionee and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for cause, as such term is defined by the law of the State of New York), such Option will, to the extent not terminated, be deemed to have terminated on the date immediately preceding the date the optionee ceased to be an Eligible Person.

                  (iv) If an optionee ceases to be an Eligible Person because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such optionee ceased to be an Eligible Person, or (ii) the date on which the Option expires by its terms.

                  (v) In the event of the death of any optionee, such Option shall terminate on the earlier of (i) one year after the date of death, or (ii) the date on which the Option expires by its terms.

         (b) Exercisability.

                  (i) Except as otherwise provided in this Section 11(b), an Option granted to an optionee who thereafter ceases to be an Eligible Person shall be exercisable only to the extent that the right to purchase shares under such Option is exercisable on the date such optionee ceased to be an Eligible Person.

                  (ii) An Option granted to an optionee who ceases to be an Eligible Person because he or she has become disabled (as such term is defined in any employment or similar agreement between such optionee and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for disability, as determined by the Board) shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement such Option was otherwise exercisable as of the date of disability.

                  (iii) In the event of the death of an optionee, the Option granted to such optionee may be exercised as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement the optionee was otherwise exercisable at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

                  (iv) In addition to the acceleration of the exercisability of Options pursuant to this Section 11(b) and Section 13(b)(ii) hereof, the Board shall have the right, in the exercise of its discretion and for any reason, and with the consent of the optionee, to accelerate the date on which Options shall be exercisable.

12. Transferability.

         The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon such Option. The Board shall have discretion to grant any Option that is not designated as an incentive stock option, free of any or all of the restrictions described in this Section.

13. Recapitalization, Reorganizations and the Like.

         (a) In the event that after October 25, 1996 the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock, appropriate and equitable adjustment shall be made by the Board, in its sole discretion, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

         (b) (i) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (I) merger or consolidation pursuant to which the Company's stockholders shall receive cash or securities of another corporation and less than 50% of the outstanding capital stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (II) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (III) Change in Control of the Company, the Company shall, or shall cause such surviving corporation or the purchaser(s) of the Company's assets to, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such merger, consolidation, sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or marketable securities, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such merger, consolidation, sale, conveyance or Change in Control, less the Option price therefor or, in lieu thereof, the Board shall give the optionee at least twenty days prior written notice of any such transaction in order to enable the optionee to exercise the exercisable portion, if any, of the Option. Upon receipt of such consideration or effective on the date specified in such notice, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

                  (ii) The Board shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such merger, consolidation, sale, conveyance or Change in Control.

         (c) A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time Beneficially Owned (as defined in Rule 13d-3 under the Exchange Act) less than 40% of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates Beneficially Own 50% or more of the Common Stock outstanding.

         (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan. In the event of such issuance or assumption, the provisions of Section 13(b) hereof shall not be applicable.

14. No Special Employment Rights.

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment for purposes of any Option shall be determined by the Board at the time of such occurrence.

15. Withholding.

         The Company's obligation to deliver shares upon the exercise of any Option granted under the Plan shall be subject to the Option holder's satisfaction of any applicable federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements.

16. Restrictions on Exercise of Options and Issuance of Shares.

         (a) Notwithstanding the provisions of Sections 9 and 11 hereof, an Option cannot be exercised, and the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares, until one of the following conditions shall be satisfied:

                  (i) The shares with respect to which such Option has been exercised are at the time of the issuance of such shares effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended; or

                  (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such shares is exempt from registration and qualification under applicable federal and state securities acts now in force or as hereafter amended.

         (b) The Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any Option may be exercised or to cause the issuance of such shares to be exempt from registration and qualification under applicable federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

17. Purchase for Investment; Rights of Holder on Subsequent Registration.

         Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

18. Loans.

         At the discretion of the Board, the Company may loan to the optionee, or pay to the optionee as a bonus, some or all of the purchase price of the shares acquired upon exercise of an Option, the terms of such loans or bonus to be at the discretion of the Board.

19. Modification of Outstanding Options.

         Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan. Without limiting the foregoing, the Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares and having, at the discretion of the Board and subject to Sections 6 and 8 hereof, an exercise price, in the case of Options designated as non-qualified stock options, as shall be determined by the Board and, in the case of Options designated as incentive stock options, of not less than one hundred percent (100%) of the fair market value of the Common Stock on the new grant date.

20. Approval of Board and Stockholders.

         The Plan shall become effective upon adoption by the Board and the stockholders of the Company; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company within 12 months after the date of adoption of the Plan by the Board. If the stockholders of the Company fail to approve the Plan within 12 months after the date of adoption of the Plan by the Board, the Plan and all stock options granted thereunder shall be and become null and void and of no further force or effect.

21. Termination and Amendment of Plan.

         Unless sooner terminated as herein provided, the Plan shall terminate ten years from the earlier of (x) the date on which the Plan was duly adopted by the Board, and (y) the date on which the Plan was duly approved by the stockholders of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20 hereof, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the

Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act (if any), applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.

22. Duties of the Company.

         The Company shall at all times keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

23. Limitation of Rights in the Option Shares.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options until (x) the Option shall have been exercised with respect thereto (including payment to the Company of the exercise price) and (y) the earlier to occur of (i) the delivery by the Company to the optionee of a certificate therefor, or (ii) the date on which the Company is required to deliver a certificate pursuant to Section 9(b) hereof.

24. Governing Law.

         The Plan and all Options shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of law.

25. Notices.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

26. Headings.

         The headings contained in this Plan are for convenience of reference only and in no way define, limit or describe the scope or intent of the Plan or in any way affect this Agreement.